Exhibit 99.1

PRESS RELEASE

For:	THE MACERICH COMPANY

MACERICH ANNOUNCES QUARTERLY RESULTS

SANTA MONICA, CA, April 27, 2017– The Macerich Company (NYSE Symbol: MAC) today announced results of operations for the quarter ended March 31, 2017, which included net income attributable to the Company of $69.2 million or $.48 per share-diluted for the quarter ended March 31, 2017 compared to net income attributable to the Company for the quarter ended March 31, 2016 of $420.9 million or $2.76 per share-diluted. Included in net income in the first quarter of 2016 results is a $434 million or $2.67 per share of gain, primarily from the sale of joint venture interests in four malls during that quarter. For the first quarter, 2017, funds from operations (“FFO”) diluted was $133.6 million or $.87 per share-diluted compared to $141.0 million or $.87 per share-diluted for the quarter ended March 31, 2016. A description and reconciliation of EPS per share-diluted to FFO-diluted is included in the financial tables accompanying this press release.

Results and Capital Highlights

•	Mall tenant annual sales per square foot for the portfolio were $639 for the year ended March 31, 2017 compared to $625 for the year ended March 31, 2016.

•	The releasing spreads for the year ended March 31, 2017 were up 17.5%.

•	Mall portfolio occupancy was 94.3% at March 31, 2017 compared to 95.1% at March 31, 2016.

•	On January 18, 2017 the Company sold two non-core assets, Northgate Mall and Cascade Mall, for a combined purchase price of $170 million. In addition on March 17, 2017 an office building at Country Club Plaza was sold. The Company’s share of the sale proceeds on the office building was $39 million.

“While portions of the retail industry undoubtedly face challenges amidst a shifting landscape, we continue to believe it is all part of an ongoing evolution of the shopper experience that the Macerich portfolio is uniquely well-positioned for,” said the Company’s chairman and chief executive officer, Arthur Coppola. “Furthermore, we recently took advantage of the price dislocation created by these challenges to acquire our shares at what we believe to be a significant discount to net asset value, using the proceeds from recently-completed dispositions of non-core assets.”

Financing Activity

On March 16, 2017, the Company refinanced Kierland Commons and closed on a $225 million loan with a 3.97% fixed interest rate for 10 years. The prior loan was a floating rate loan of $130 million with a 2.63% interest rate at payoff.

Share Repurchase Activity:

During March, the Company repurchased and retired 2.2 million shares of its common stock. The source of funds for the $141 million in repurchase activity was primarily the sales proceeds from the sale of Northgate Mall, Cascade Mall and the office building at Country Club Plaza. The average repurchase price was $64.17.

2017 Earnings Guidance:

Management is reaffirming its previously provided diluted EPS and FFO per share guidance for 2017. A reconciliation of estimated EPS to FFO per share-diluted follows:

2017 range

Diluted EPS	$1.26 - $1.36
Plus: real estate depreciation and amortization	3.05 - 3.05
Less: gain on sale of dispositions	.41 - .41

Diluted FFO per share	$3.90 - $4.00

More details of the guidance assumptions are included in the Company’s Form 8-K supplemental financial information.

Macerich, an S&P 500 company, is a fully integrated self-managed and self-administered real estate investment trust, which focuses on the acquisition, leasing, management, development and redevelopment of regional malls throughout the United States.

Macerich currently owns 54 million square feet of real estate consisting primarily of interests in 48 regional shopping centers. Macerich specializes in successful retail properties in many of the country’s most attractive, densely populated markets with significant presence in the Pacific Rim, Arizona, Chicago, and the New York Metro area to Washington DC corridor. Additional information about Macerich can be obtained from the Company’s website at www.macerich.com.

Investor Conference Call

The Company will provide an online Web simulcast and rebroadcast of its quarterly earnings conference call. The call will be available on The Macerich Company’s website at www.macerich.com (Investors Section). The call begins April 28, 2017 at 10:30 AM Pacific Time. To listen to the call, please go to the website at least 15 minutes prior to the call in order to register and download audio software if needed. An online replay at www.macerich.com (Investors Section) will be available for one year after the call.

The Company will publish a supplemental financial information package which will be available at www.macerich.com in the Investors Section. It will also be furnished to the SEC as part of a Current Report on Form 8-K.

Note: This release contains statements that constitute forward-looking statements which can be identified by the use of words, such as “expects,” “anticipates,” “assumes,” “projects,” “estimated” and “scheduled” and similar expressions that do not relate to historical matters. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as national, regional and local economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing and operating expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment, acquisitions and dispositions; the liquidity of real estate investments, governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence which could adversely affect all of the above factors. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events unless required by law to do so.

(See attached tables)

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THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Results of Operations:

	For the Three Months
	Ended March 31,
	Unaudited
	2017	2016
Revenues:
Minimum rents	$145,555	$151,048
Percentage rents	1,918	3,014
Tenant recoveries	72,412	80,173
Other income	15,264	13,148
Management Companies’ revenues	11,896	8,617

Total revenues	247,045	256,000

Expenses:
Shopping center and operating expenses	75,897	79,324
Management Companies’ operating expenses	28,517	27,900
REIT general and administrative expenses	8,463	8,629
Depreciation and amortization	83,073	86,931
Interest expense	41,301	39,776
Loss on extinguishment of debt, net	—	3,575

Total expenses	237,251	246,135

Equity in income of unconsolidated joint ventures	15,843	11,660
Co-venture expense (a)	(3,877)	(3,289)
Income tax benefit (expense)	3,484	(1,317)
Gain on sale or write down of assets, net	49,565	434,456

Net income	74,809	451,375
Less net income attributable to noncontrolling interests	5,566	30,460

Net income attributable to the Company	$69,243	$420,915

Weighted average number of shares outstanding—basic	143,596	151,984

Weighted average shares outstanding, assuming full conversion of OP Units (b)	154,187	162,805

Weighted average shares outstanding—Funds From Operations (“FFO”)—diluted (b)	154,246	162,924

Net income per share—basic	$0.48	$2.77

Net income per share—diluted	$0.48	$2.76

Dividend declared per share	$0.71	$0.68

FFO—basic (b) (c)	$133,603	$141,029

FFO—diluted (b) (c)	$133,603	$141,029

FFO—diluted, excluding extinguishment of debt, net	$133,603	$144,604

FFO per share—basic (b) (c)	$0.87	$0.87

FFO per share—diluted (b) (c)	$0.87	$0.87

FFO per share—diluted, excluding extinguishment of debt, net	$0.87	$0.89

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(a)	This represents the outside partners’ allocation of net income in the Chandler Fashion Center/Freehold Raceway Mall joint venture.

(b)	The Macerich Partnership, L.P. (the “Operating Partnership” or the “OP”) has operating partnership units (“OP units”). OP units can be converted into shares of Company common stock. Conversion of the OP units not owned by the Company has been assumed for purposes of calculating FFO per share and the weighted average number of shares outstanding. The computation of average shares for FFO—diluted includes the effect of share and unit-based compensation plans, stock warrants and convertible senior notes using the treasury stock method. It also assumes conversion of MACWH, LP preferred and common units to the extent they are dilutive to the calculation.

(c)	The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles (“GAAP”) measures. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other real estate investment trusts (“REITs”). The Company believes that FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. The Company further believes that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO as presented, may not be comparable to similarly titled measures reported by other REITs.

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Reconciliation of net income attributable to the Company to FFO attributable to common stockholders and unit holders—basic and diluted (c):

	For the Three Months Ended March 31,
	Unaudited
	2017	2016
Net income attributable to the Company	$69,243	$420,915
Adjustments to reconcile net income attributable to the Company to FFO attributable to common stockholders and unit holders—basic and diluted:
Noncontrolling interests in OP	5,108	29,985
Gain on sale or write down of consolidated assets, net	(49,565)	(434,456)
Add: Gain on undepreciated asset sales—consolidated assets	—	2,412
Loss on write-down of consolidated non-real estate assets	(10,138)	—
(Gain) loss on sale or write down of assets from unconsolidated joint ventures (pro rata), net	(2,269)	4
Add: Gain (loss) on undepreciated asset sales—unconsolidated joint ventures (pro rata)	660	(4)
Depreciation and amortization on consolidated assets	83,073	86,931
Less depreciation and amortization allocable to noncontrolling interests on consolidated joint ventures	(3,893)	(3,694)
Depreciation and amortization on unconsolidated joint ventures (pro rata)	44,765	41,876
Less: depreciation on personal property	(3,381)	(2,940)

FFO attributable to common stockholders and unit holders—basic and diluted	133,603	141,029
Loss on extinguishment of debt, net—consolidated assets	—	3,575

FFO attributable to common stockholders and unit holders excluding extinguishment of debt, net—diluted	$133,603	$144,604

Reconciliation of Earnings per Share (“EPS”) to FFO per diluted share (c):

	For the Three Months
	Ended March 31,
	Unaudited
	2017	2016
EPS—diluted	$0.48	$2.76
Per share impact of depreciation and amortization of real estate	0.78	0.76
Per share impact of gain on sale or write down of assets, net	(0.39)	(2.65)

FFO per share—diluted	$0.87	$0.87
Per share impact of loss on extinguishment of debt, net	—	0.02

FFO per share—diluted, excluding extinguishment of debt, net	$0.87	$0.89

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Reconciliation of Net income attributable to the Company to Adjusted EBITDA:

	For the Three Months Ended March 31,
	Unaudited
	2017	2016
Net income attributable to the Company	$69,243	$420,915

Interest expense—consolidated assets	41,301	39,776
Interest expense—unconsolidated joint ventures (pro rata)	25,306	22,494
Depreciation and amortization—consolidated assets	83,073	86,931
Depreciation and amortization—unconsolidated joint ventures (pro rata)	44,765	41,876
Noncontrolling interests in OP	5,108	29,985
Less: Interest expense and depreciation and amortization allocable to noncontrolling interests on consolidated joint ventures	(6,212)	(6,043)
Loss on extinguishment of debt, net—consolidated assets	—	3,575
Gain on sale or write down of assets, net—consolidated assets	(49,565)	(434,456)
(Gain) loss on sale or write down of assets, net—unconsolidated joint ventures (pro rata)	(2,269)	4
Income tax (benefit) expense	(3,484)	1,317
Distributions on preferred units	96	143

Adjusted EBITDA (d)	$207,362	$206,517

Reconciliation of Adjusted EBITDA to Net Operating Income (“NOI”) and to NOI—Same Centers:

	For the Three Months Ended March 31,
	Unaudited
	2017	2016
Adjusted EBITDA (d)	$207,362	$206,517

REIT general and administrative expenses	8,463	8,629
Management Companies’ revenues	(11,896)	(8,617)
Management Companies’ operating expenses	28,517	27,900
Straight-line and above/below market adjustments	(7,419)	(6,412)

NOI—All Centers	225,027	228,017
NOI of non-Same Centers	(19,894)	(27,266)

NOI—Same Centers (e)	$205,133	$200,751

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(d)	Adjusted EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests in the OP, extraordinary items, loss (gain) on remeasurement, sale or write down of assets, loss (gain) on extinguishment of debt and preferred dividends and includes joint ventures at their pro rata share. Management considers Adjusted EBITDA to be an appropriate supplemental measure to net income because it helps investors understand the ability of the Company to incur and service debt and make capital expenditures. The Company believes that Adjusted EBITDA should not be construed as an alternative to operating income as an indicator of the Company’s operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) or as a measure of liquidity. The Company also cautions that Adjusted EBITDA, as presented, may not be comparable to similarly titled measurements reported by other companies.

(e)	The Company presents same center NOI because the Company believes it is useful for investors to evaluate the operating performance of comparable centers. Same Center NOI is calculated using total Adjusted EBITDA and eliminating the impact of the management companies’ revenues and operating expenses, the Company’s general and administrative expenses and the straight-line and above/below market adjustments to minimum rents and subtracting out NOI from non-Same Centers.